                                                                  Exhibit 99.(d)

                              AMENDED AND RESTATED
                         INVESTMENT MANAGEMENT AGREEMENT

     AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT made as of the 1st day of May, 2004 by and between the registered investment companies, including any portfolio/series thereof, as set forth on Schedule A (each, a "FUND" and collectively, the "FUNDS") as may be amended from time to time, and Morgan Stanley Investment Advisors Inc., a Delaware corporation (hereinafter called the "INVESTMENT MANAGER"):

     WHEREAS, each Fund is engaged in business as an open-end management investment company or as a closed-end management investment company, as identified as such on Schedule A, and is registered as such under the Investment Company Act of 1940, as amended (the "ACT"); and

     WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

     WHEREAS, each Fund entered into an Investment Management Agreement to provide management and investment advisory services with the Investment Manager, or its predecessor as the case may be, effective as of the date set forth in SCHEDULE A (the "CURRENT INVESTMENT MANAGEMENT AGREEMENTS"); and

     WHEREAS, each Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

     WHEREAS, the Investment Manager desires to be retained to perform services on said terms and conditions; and

     WHEREAS, this Agreement amends and restates, in its entirety, the Current Investment Management Agreements to combine the Current Investment Management Agreements into a single Amended and Restated Investment Management Agreement to reflect the current parties to such agreements (and Annexes 1, 2 and 3 will be amended, if necessary, to add a Fund when such Fund is first included in Schedule A) and to make other ministerial changes designed to facilitate the administration of this Agreement;

                               W I T N E S S E T H

     In consideration of the mutual covenants and agreements of the parties hereto as hereinafter contained, each Fund and the Investment Manager agree as follows:

     1. Each Fund hereby retains the Investment Manager to act as investment manager of such Fund and, subject to the supervision of the Trustees/Directors, to supervise the investment activities of such Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities, securities markets and commodities markets as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of each Fund in a manner consistent with the investment objectives and policies of a Fund; shall determine the securities to be purchased, sold or otherwise disposed of by a Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of a Fund, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of each Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as each Fund may, from time to time, reasonably request.

     2. In connection with those Funds identified in ANNEX 1 to this Agreement and as permitted in their respective Current Investment Management Agreements, and in connection with all Funds added to SCHEDULE A after the date hereof, the Investment Manager may, subject to the approval of the Board of Trustees/Directors (and in the case of the Morgan Stanley European Growth Fund Inc., Morgan Stanley International SmallCap Fund, Morgan Stanley Japan Fund, Morgan Stanley Pacific Growth Fund Inc. and Morgan Stanley Variable Investment Series (on behalf of its European Growth and Pacific Growth Portfolios) shall) at its own expense, enter into a Sub-Advisory Agreement with a Sub-Advisor to make determinations as to certain or all of the securities and commodities to be purchased, sold or otherwise disposed of by such Funds and the timing of such purchases, sales and dispositions and to take such further action, including the placing of purchase and sale orders on behalf of such Funds as the Sub-Advisor, in consultation with the Investment Manager, shall deem necessary or appropriate; provided that the Investment Manager shall be responsible for monitoring compliance by such Sub-Advisor with the investment policies and restrictions of such Funds and with such other limitations or directions as the Trustees/Directors of the Fund may from time to time prescribe.

     3. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for each Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agents). All such books and records so maintained shall be the property of each Fund and, upon request therefor, the Investment Manager shall surrender to each Fund such of the books and records so requested.

     4. Each Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of such Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

     5. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Funds who are also directors, officers or employees of the Investment Manager, and provide such office space and equipment and such clerical and bookkeeping services as each Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to each Fund.

     6. Each Fund assumes and shall pay or cause to be paid all other expenses of such Fund, including without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities and commodities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the cost and expense of engraving or printing share certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees'/Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees/Directors or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption (and in the case of the closed-end funds, any dividend or distribution program), whether in shares or in cash; charges and expenses of any outside pricing service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees/Directors of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants in connection with any matter relating to the Fund; membership dues of the Investment Company Institute (and in the case of the closed-end funds, other appropriate industry associations); interest payable on Fund borrowings; (and in the case of the closed-end funds, fees and expenses incident to the listing of the funds' shares on any stock exchange); postage; insurance premiums on property or personnel (including officers and Trustees/Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     7. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, each Fund shall pay to the Investment Manager monthly compensation determined by applying the annual rates to the Fund's daily net assets (weekly net assets with respect to each closed-end fund) as set forth in SCHEDULE A. For the purposes of calculating the management fee for the closed-end funds referenced on ANNEX 2 the liquidation preference of any Preferred Shares issued by each of such Funds will not be deducted from the Fund's total assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365ths of the annual rates to each Fund's net assets each day determined as of the close of business on that day or the last previous business day.

     In connection with the closed-end funds identified on SCHEDULE A, compensation under this Agreement shall be calculated and accrued weekly and paid monthly by applying the annual rates to the average weekly net assets of the Fund determined as of the close of the last business day of each week, except for such closed-end funds as may be specified in SCHEDULE A. At the request of the Investment Manager, compensation hereunder shall be calculated and accrued at more frequent intervals in a manner consistent with the calculation of fees on a weekly basis.

     If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth in SCHEDULE A. Subject to the provisions of paragraph 8 hereof, payment of the Investment Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computation contemplated by paragraph 8 hereof.

     8. This section is applicable only to those Funds listed on ANNEX 3 and subject to any fund specific requirements set forth in Annex 3. In the event the operating expenses of those Funds identified in Annex 3 to this Agreement, including amounts payable to the Investment Manager pursuant to paragraph 7 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to a Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Manager shall reduce its management fee to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse a Fund for annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by a Fund. Such reduction, if any, shall be computed and accrued daily (and in the case of the closed-end funds, weekly), shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to a Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, (and in the case of the closed-end funds, as at the end of the last full week of the month) that expense limitation which results in the largest reduction in the Investment Manager's fee shall be applicable.

     9. The Investment Manager will use its best efforts in the supervision and management of the investment activities of each Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to a Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by a Fund or its investors.

     10. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any trustee/director, officer or employee of the Investment Manager to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

     11. This Agreement shall continue in effect with respect to each Fund for a period of one year from the effective date hereof (except with respect to any Fund added to Schedule A of this Agreement after the date hereof, for an initial period of two years from the date that such Fund is added) and thereafter provided such continuance is approved at least annually by the vote of holders of a majority (as defined in the Act) of the outstanding voting securities of each Fund (if applicable, Common Shares and Preferred Shares voting together as a single class) or by the Board of Trustees/Directors of such Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees/Directors of such Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) each Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Board of Trustees/Directors of such Fund or by the vote of a majority of the outstanding voting securities of such Fund (if applicable, Common Shares and Preferred Shares voting together as a single class); (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to such Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party

     Any approval of this Agreement by the holders of a majority of the outstanding voting securities of any portfolio/series of a Fund shall be effective to continue this Agreement with respect to such portfolio/series notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio/series or
(b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Fund of which it is a portfolio/series unless such approval shall be required by any other applicable law or otherwise.

     12. This Agreement may be amended by the parties without the vote or consent of shareholders of a Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Funds nor the Investment Manager shall be liable for failing to do so.

     13. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

     14. The Declaration of Trust, together with all amendments thereto establishing each Fund identified in Schedule A as a Massachusetts business trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of such Funds refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of such Funds shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of such Funds, but the Trust Estate only shall be liable.

     15. The Investment Manager and each Fund agree that the name Morgan Stanley is a property right of the Investment Manager or its parent. Each Fund agrees and consents that (i) it will only use the name Morgan Stanley as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the Name for any purpose, (iii) the Investment Manager or its parent, or any corporate affiliate of the Investment Manager's parent, may use or grant to others the right to use the name Morgan Stanley, or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, each Fund will take such action as may be required to provide its consent to the use name Morgan Stanley, or any combination or abbreviation thereof, by the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, or by any person to whom the Investment Manager or its then current parent or a corporate affiliate of the Investment Manager's parent shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which a corporate affiliate of the Investment Manager's parent and each Fund may enter, or upon termination of affiliation of the Investment Manager with its parent, each Fund shall, upon request of the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, cease to use the Name as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, trustees/directors and shareholders to take any and all actions which the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, may request to effect the foregoing and to reconvey to the Investment Manager's parent any and all rights to such name.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, on May 1, 2004, in New York, New York.

                                      ON BEHALF OF EACH FUND AS SET
                                      FORTH IN SCHEDULE A


                                      By:
                                         ---------------------------------------
                                          Ronald E. Robison
                                          Executive Vice President and Principal
                                          Executive Officer
Attest:


------------------------------
  A. Thomas Smith III
  Assistant Secretary
                                      MORGAN STANLEY INVESTMENT
                                      ADVISORS INC.


                                      By:
                                         -----------------------------------
                                          Mitchell M. Merin
                                          President
Attest:


------------------------------
  Barry Fink
  Managing Director

                                                                      SCHEDULE A

     ALL OF THE FUNDS REFERENCED BELOW ARE ORGANIZED AS MASSACHUSETTS BUSINESS TRUSTS UNLESS OTHERWISE INDICATED.

I. OPEN-END FUNDS: Monthly Compensation calculated daily by applying the following annual rates to a fund's daily net assets:

                                        EFFECTIVE DATE OF
                                        AGREEMENT AND
FIXED INCOME FUNDS                      ANY AMENDMENTS                            INVESTMENT MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley California Tax- Free     05/31/97, as amended on 04/30/98          0.55% of the portion of the daily net assets not
Income Fund                                                                       exceeding $500 million; 0.525% of the portion of
                                                                                  the daily net assets exceeding $500 million but
                                                                                  not exceeding $750 million; 0.50% of the portion
                                                                                  of the daily net assets exceeding $750 million
                                                                                  but not exceeding $1 billion; 0.475% of the
                                                                                  portion of the daily net assets exceeding $1
                                                                                  billion.

Morgan Stanley Convertible Securities   05/31/97                                  0.60% of the portion of the daily net assets not
Trust                                                                             exceeding $750 million; 0.55% of the portion of
                                                                                  the daily net assets exceeding $750 million but
                                                                                  not exceeding $1 billion; 0.50% of the portion
                                                                                  of the daily net assets of the exceeding $1
                                                                                  billion but not exceeding $1.5 billion; 0.475%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $1.5 billion but not exceeding $2 billion; 0.45%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $2 billion but not exceeding $3 billion; and
                                                                                  0.425% of the portion of the daily net assets
                                                                                  exceeding $3 billion.

Morgan Stanley Federal Securities       05/31/97, as amended on 04/30/98          0.55% of the portion of the daily net assets not
Trust                                                                             exceeding $1 billion; 0.525% of the portion of
                                                                                  the daily net assets exceeding $1 billion but
                                                                                  not exceeding $1.5 billion; 0.50% of the portion
                                                                                  of the daily net assets exceeding $1.5 billion
                                                                                  but not exceeding $2 billion; 0.475% of the
                                                                                  portion of the daily net assets exceeding $2
                                                                                  billion but not exceeding $2.5 billion; 0.45% of
                                                                                  the portion of the daily net assets exceeding
                                                                                  $2.5 billion but not exceeding $5 billion;
                                                                                  0.425% of the portion of the daily net assets
                                                                                  exceeding $5 billion but not exceeding $7.5
                                                                                  billion; 0.40% of the portion of the daily net
                                                                                  assets exceeding $7.5 billion but not exceeding
                                                                                  $10 billion; 0.375% of the portion of the daily
                                                                                  net assets exceeding $10 billion but not
                                                                                  exceeding $12.5 billion; and 0.35% of the
                                                                                  portion of the daily net assets exceeding $12.5
                                                                                  billion.

Morgan Stanley Flexible Income Trust    05/31/97, as amended on 04/30/98          0.40% of the daily net assets.

Morgan Stanley Hawaii Municipal Trust   05/31/97, as amended on 04/30/98          0.35% of the daily net assets.

                                        EFFECTIVE DATE OF
                                        AGREEMENT AND
FIXED INCOME FUNDS                      ANY AMENDMENTS                            INVESTMENT MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley High Yield Securities    05/31/97                                  0.50% of the portion of the daily net assets not
Inc. (Maryland corporation)                                                       exceeding $500 million; 0.425% of the portion of
                                                                                  the daily net assets exceeding $500 million but
                                                                                  not exceeding $750 million; 0.375% of the
                                                                                  portion of the daily net assets exceeding $750
                                                                                  million but not exceeding $1 billion; 0.35% of
                                                                                  the portion of the daily net assets exceeding $1
                                                                                  billion but not exceeding $2 billion; 0.325% of
                                                                                  the portion of the daily net assets exceeding $2
                                                                                  billion but not exceeding $3 billion; and 0.30%
                                                                                  of the portion of daily net assets exceeding $3
                                                                                  billion.

Morgan Stanley Limited Duration Fund    05/31/97, as amended on                   0.600% of the first $1 billion of daily net
                                        04/30/98, 05/01/04                        assets; 0.550% of the second $1 billion of daily
                                                                                  net assets; and 0.500% of the daily net assets
                                                                                  exceeding $2 billion.

Morgan Stanley Limited Duration U.S.    05/31/97, as amended on 04/30/98          0.35% of the daily net assets.
Treasury Trust

Morgan Stanley Limited Term Municipal   05/31/97, as amended on 04/30/98          0.50% of the daily net assets.
Trust

Morgan Stanley Multi-State Municipal    05/31/97, as amended on 04/30/98          0.35% of the daily net assets.
Series Trust--

- ARIZONA SERIES

- FLORIDA SERIES

- NEW JERSEY SERIES

- PENNSYLVANIA SERIES

Morgan Stanley New York Tax- Free       05/31/97, as amended on 04/30/98          0.55% of the portion of the daily net assets not
Income Fund                                                                       exceeding $500 million; and 0.525% of the
                                                                                  portion of the daily net assets exceeding $500
                                                                                  million.

Morgan Stanley Quality Income Trust     05/31/97, as amended on 04/30/98          0.60% of the portion of the daily net assets not
                                                                                  exceeding $500 million; 0.50% of the portion of
                                                                                  the daily net assets exceeding $500 million but
                                                                                  not exceeding $750 million; 0.40% of the portion
                                                                                  of the daily net assets exceeding $750 million
                                                                                  but not exceeding $1 billion; and 0.30% of the
                                                                                  portion of the daily net assets exceeding $1
                                                                                  billion.

Morgan Stanley Select Dimensions        05/31/97, as amended on                   0.40% of the daily net assets.
Investment Series--                     04/30/98

- FLEXIBLE INCOME PORTFOLIO

Morgan Stanley Tax-Exempt Securities    05/31/97, as amended on                   0.50% of the portion of the daily net assets not
Trust                                   04/30/98, 05/01/02                        exceeding $500 million; 0.425% of the portion of
                                                                                  the daily net assets exceeding $500 million but
                                                                                  not exceeding $750 million; 0.375% of the
                                                                                  portion of the daily net assets exceeding $750
                                                                                  million but not exceeding $1 billion; 0.35% of
                                                                                  the portion of the daily net assets exceeding $1
                                                                                  billion but not exceeding $1.25 billion; 0.325%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $1.25 billion.

                                        EFFECTIVE DATE OF
                                        AGREEMENT AND
FIXED INCOME FUNDS                      ANY AMENDMENTS                            INVESTMENT MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley U.S. Government          05/31/97, as amended on                   0.50% of the portion of the daily net assets not
Securities Trust                        04/30/98                                  exceeding $1 billion; 0.475% of the portion of
                                                                                  the daily net assets exceeding $1 billion but
                                                                                  not exceeding $1.5 billion; 0.45% of the portion
                                                                                  of the daily net assets exceeding $1.5 billion
                                                                                  but not exceeding $2 billion; 0.425% of the
                                                                                  portion of the daily net assets exceeding $2
                                                                                  billion but not exceeding $2.5 billion; 0.40% of
                                                                                  the portion of the daily net assets exceeding
                                                                                  $2.5 billion but not exceeding $5 billion;
                                                                                  0.375% of the portion of the daily net assets
                                                                                  exceeding $5 billion but not exceeding $7.5
                                                                                  billion; 0.35% of the portion of the daily net
                                                                                  assets exceeding $7.5 billion but not exceeding
                                                                                  $10 billion; 0.325% of the portion of the daily
                                                                                  net assets exceeding $10 billion but not
                                                                                  exceeding $12.5 billion; and 0.30% of the
                                                                                  portion of the daily net assets exceeding $12.5
                                                                                  billion.

Morgan Stanley Variable Investment
Series--

- HIGH YIELD PORTFOLIO                  05/31/97, as amended on                   .50% of the portion of the daily net assets not
                                        05/01/98, 05/01/99,                       exceeding $500 million; and 0.425% of the daily
                                        05/01/00                                  net assets exceeding $500 million.

- LIMITED DURATION PORTFOLIO            05/31/97, as amended on                   0.45% of the daily net assets.
                                        05/01/98, 05/01/99,
                                        05/01/00

- QUALITY INCOME PLUS PORTFOLIO         05/31/97, as amended on                   0.50% of the portion of the daily the net assets
                                        05/01/98, 05/01/99,                       not exceeding $500 million; and 0.45% of the
                                        05/01/00                                  portion of the daily net assets exceeding $500
                                                                                  million.

EQUITY, BALANCED AND ASSET ALLOCATION
FUNDS

Morgan Stanley Aggressive Equity Fund   12/02/98                                  0.75% of the portion of the daily net assets not
                                                                                  exceeding $2 billion; and 0.725% of the portion
                                                                                  of the daily net assets exceeding $2 billion.

Morgan Stanley Allocator Fund           12/12/02                                  0.75% of the daily net assets.

Morgan Stanley American Opportunities   05/31/97                                  0.625% of the portion of the daily net assets
Fund                                                                              not exceeding $250 million; 0.50% of the portion
                                                                                  of the daily net assets exceeding $250 million
                                                                                  but not exceeding $2.5 billion; 0.475% of the
                                                                                  portion of the daily net assets exceeding $2.5
                                                                                  billion but not exceeding $3.5 billion; 0.450%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $3.5 billion but not exceeding $4.5 billion; and
                                                                                  0.425% of the portion of the daily net assets
                                                                                  exceeding $4.5 billion.

Morgan Stanley Balanced Growth Fund     05/31/97, as amended on                   0.60% of the portion of the daily net assets not
                                        04/30/98, 05/01/99                        exceeding $500 million; and 0.575% of the
                                                                                  portion of the daily net assets exceeding $500
                                                                                  million.

                                        EFFECTIVE DATE OF
EQUITY, BALANCED AND ASSET              AGREEMENT AND
ALLOCATION FUNDS                        ANY AMENDMENTS                            INVESTMENT MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Balanced Income Fund     05/31/97, as amended on                   0.60% of the portion of the daily net assets not
                                        04/30/98                                  exceeding $500 million; and 0.575% of the
                                                                                  portion of the daily net assets exceeding $500
                                                                                  million.

Morgan Stanley Biotechnology Fund       05/13/02                                  1.0% of the daily net assets. The Investment
                                                                                  Manager has agreed to assume all operating
                                                                                  expenses (except for brokerage and 12b-1 fees)
                                                                                  and waive the compensation provided in its
                                                                                  Management Agreement with the Fund until such
                                                                                  time as the Fund attains $50 million of net
                                                                                  assets or until December 31, 2003, whichever
                                                                                  occurs first.

Morgan Stanley Capital Opportunities    06/28/99                                  0.75% of the portion of daily net assets not
Trust                                                                             exceeding $500 million; 0.725% of the portion of
                                                                                  daily net assets exceeding $500 million but not
                                                                                  exceeding $2 billion; 0.70% of the portion of
                                                                                  daily net assets exceeding $2 billion but not
                                                                                  exceeding $3 billion and; 0.675% of the portion
                                                                                  of daily net assets exceeding $3 billion.

Morgan Stanley Developing Growth        05/31/97, as amended on                   0.50% of the portion of the daily net assets not
Securities Trust                        04/30/98                                  exceeding $500 million; and 0.475% of the
                                                                                  portion of the daily net assets exceeding $500
                                                                                  million.

Morgan Stanley Dividend Growth          05/31/97, as amended on                   0.625% of the portion of the daily net assets
Securities Inc.                         04/30/98                                  not exceeding $250 million; 0.50% of the portion
                                                                                  of the daily net assets exceeding $250 million
(Maryland corporation)                                                            but not exceeding $1 billion; 0.475% of the
                                                                                  portion of the daily net assets exceeding $1
                                                                                  billion but not exceeding $2 billion; 0.45% of
                                                                                  the portion of the daily net assets exceeding $2
                                                                                  billion but not exceeding $3 billion; 0.425% of
                                                                                  the portion of the daily net assets exceeding $3
                                                                                  billion but not exceeding $4 billion; 0.40% of
                                                                                  the portion of the daily net assets exceeding $4
                                                                                  billion but not exceeding $5 billion; 0.375% of
                                                                                  the portion of the daily net assets exceeding $5
                                                                                  billion but not exceeding $6 billion; 0.35% of
                                                                                  the portion of the daily net assets exceeding $6
                                                                                  billion but not exceeding $8 billion; 0.325% of
                                                                                  the portion of the daily net assets exceeding $8
                                                                                  billion but not exceeding $10 billion; 0.30% of
                                                                                  the portion of the daily net assets exceeding
                                                                                  $10 billion but not exceeding $15 billion; and
                                                                                  0.275% of the portion of the daily net assets
                                                                                  exceeding $15 billion.

Morgan Stanley European Growth Fund     05/31/97, as amended on                   0.95% to the portion of daily net assets not
Inc.                                    04/30/98, 12/01/98,                       exceeding $500 million; 0.90% to the portion of
(Maryland corporation)                  05/01/00                                  daily net assets exceeding $500 million but not
                                                                                  exceeding $2 billion; and 0.85% to the portion
                                                                                  of daily net assets exceeding $2 billion but not
                                                                                  exceeding $3 billion; and 0.825% to the portion
                                                                                  of daily net assets exceeding $3 billion.

                                        EFFECTIVE DATE OF
EQUITY, BALANCED AND ASSET              AGREEMENT AND
ALLOCATION FUNDS                        ANY AMENDMENTS                            INVESTMENT MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Financial Services       05/31/97, as amended on                   0.75% of the portion of the daily net assets not
Trust                                   04/30/98, 05/01/99,                       exceeding $500 million; 0.725% of the portion of
                                        05/01/01                                  the daily net assets exceeding $500 million but
                                                                                  not exceeding $1.0 billion; and 0.70% of the
                                                                                  portion of the daily net assets exceeding $1.0
                                                                                  billion.

Morgan Stanley Fund of Funds-           07/28/97, as amended on                   None
                                        04/30/98
- DOMESTIC PORTFOLIO

- INTERNATIONAL PORTFOLIO

Morgan Stanley Fundamental Value Fund   08/19/02                                  0.75% of the daily net assets.

Morgan Stanley Global Advantage Fund    11/06/97, as amended on                   0.65% of the portion of the daily net assets not
                                        05/01/98                                  exceeding $1.5 billion; and 0.625% of the
                                                                                  portion of the daily net assets exceeding $1.5
                                                                                  billion.

Morgan Stanley Global Dividend Growth   05/31/97, as amended on                   0.75% of the portion of the daily net assets not
Securities                              05/01/98                                  exceeding $1 billion; 0.725% of the portion of
                                                                                  the daily net assets exceeding $1 billion but
                                                                                  not exceeding $1.5 billion; 0.70% of the portion
                                                                                  of the daily net assets exceeding $1.5 billion
                                                                                  but not exceeding $2.5 billion; 0.675% of the
                                                                                  portion of the daily net assets exceeding $2.5
                                                                                  billion but not exceeding $3.5 billion; 0.650%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $3.5 billion but not exceeding $4.5 billion; and
                                                                                  0.625% of the portion of the daily net assets
                                                                                  exceeding $4.5 billion.

Morgan Stanley Global Utilities Fund    05/31/97, as amended on                   0.65% of the portion of daily net assets not
                                        04/30/98, 05/01/99,                       exceeding $500 million; 0.625% of the portion of
                                        05/01/01                                  daily net assets exceeding $500 million but not
                                                                                  exceeding $1 billion; 0.60% of the portion of
                                                                                  daily net assets exceeding $1 billion but not
                                                                                  exceeding $1.5 billion; and 0.575% of the
                                                                                  portion of daily net assets exceeding $1.5
                                                                                  billion.

Morgan Stanley Growth Fund              03/02/98                                  0.80% of the portion of such daily net assets
                                                                                  not exceeding $750 million; 0.75% of the portion
                                                                                  of such daily net assets exceeding $750 million,
                                                                                  but not exceeding $1.5 billion; and 0.70% of the
                                                                                  portion of such daily net assets exceeding $1.5
                                                                                  billion.

Morgan Stanley Health Sciences Trust    05/31/97, as amended on                   1.00% of the portion of daily net assets not
                                        04/30/98, 05/01/01                        exceeding $500 million; 0.95% of the portion of
                                                                                  daily net assets exceeding $500 million but not
                                                                                  exceeding $1 billion; and 0.925% of the portion
                                                                                  of daily net assets exceeding $1 billion.

Morgan Stanley Income Builder Fund      05/31/97, as amended on                   0.75% of the portion of the net assets not
                                        05/01/98                                  exceeding $500 million; and 0.725% of the
                                                                                  portion of daily net assets exceeding $500
                                                                                  million.

                                        EFFECTIVE DATE OF
EQUITY, BALANCED AND ASSET              AGREEMENT AND
ALLOCATION FUNDS                        ANY AMENDMENTS                            INVESTMENT MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Information Fund         05/31/97, as amended on                   0.75% of the portion of the daily net assets not
                                        04/30/98, 05/01/00                        exceeding $500 million; 0.725% of the portion of
                                                                                  the daily net assets exceeding $500 million but
                                                                                  not exceeding $3 billion; and 0.70% of the
                                                                                  portion of the daily net assets exceeding $3
                                                                                  billion.

Morgan Stanley International Fund       05/04/99, as amended on                   1.00% of daily net assets up to $1 billion; and
                                        05/01/01                                  0.95% of daily net assets exceeding $1 billion.

Morgan Stanley International SmallCap   05/31/97, as amended on                   1.15% of the daily net assets.
Fund                                    12/01/97, 04/30/98

Morgan Stanley International Value      02/14/01                                  1.00% of the daily net assets.
Equity Fund

Morgan Stanley Japan Fund               05/31/97, as amended on                   0.95% of the daily net assets.
                                        04/30/98, 10/01/98

Morgan Stanley KLD Social Index Fund    05/21/01, as amended on                   0.20% of the daily net assets.
                                        05/01/04
                                                                                  The Investment Manager has agreed to continue to
                                                                                  assume all operating expenses (except for
                                                                                  brokerage and 12b-1 fees) and waive the
                                                                                  compensation provided in the Management
                                                                                  Agreement until December 31, 2004 or until such
                                                                                  time as the Fund has $50 million of net assets,
                                                                                  whichever occurs first.

                                                                                  Thereafter, the Investment Manager has agreed
                                                                                  under its Management Agreement with the Fund to
                                                                                  cap the Fund's operating expenses (except for
                                                                                  brokerage and 12b-1 fees) by assuming the Fund's
                                                                                  "other expenses" and/or waiving its management
                                                                                  fees to the extent such operating expenses
                                                                                  exceed on an annualized basis 0.40% of the
                                                                                  average daily net assets of the Fund, which may
                                                                                  reduce the investment management fee below 0.20%
                                                                                  of the Fund's average daily net assets.

Morgan Stanley Latin American Growth    06/28/99                                  1.25% of the portion of daily net assets not
Fund                                                                              exceeding $500 million; and 1.20% of the portion
                                                                                  of daily net assets exceeding $500 million.

Morgan Stanley Mid-Cap Value Fund       05/16/01                                  0.80% of the daily net assets.

Morgan Stanley Nasdaq-100 Index Fund    05/17/01, as amended on                   0.20% of the daily net assets.
                                        05/01/04

Morgan Stanley Natural Resource         05/31/97, as amended on                   0.625% of the portion of the daily net assets
Development Securities Inc.             04/30/98                                  not exceeding $250 million; and 0.50% of the
                                                                                  portion of the daily net assets exceeding $250
                                                                                  million.

Morgan Stanley Pacific Growth Fund      05/31/97, as amended on                   0.95% to the portion of daily net assets not
Inc.                                    04/30/98, 11/01/98                        exceeding $1 billion; 0.90% to the portion of
 (Maryland corporation)                                                           daily net assets exceeding $1 billion but not
                                                                                  exceeding $2 billion; and 0.85% to the portion
                                                                                  of daily net assets exceeding $2 billion.

Morgan Stanley Real Estate Fund         02/09/99                                  1.00% of the daily net assets.

                                        EFFECTIVE DATE OF
EQUITY, BALANCED AND ASSET              AGREEMENT AND
ALLOCATION FUNDS                        ANY AMENDMENTS                            INVESTMENT MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Select Dimensions
Investment Series-

- AMERICAN OPPORTUNITIES PORTFOLIO      05/31/97, as amended on                   0.625% of the portion of the daily net assets
                                        03/02/98, 05/01/98,                       not exceeding $500 million; 0.60% of the portion
                                        05/01/00                                  of the daily net assets exceeding $500 million
                                                                                  but not exceeding $1 billion; and 0.575% of the
                                                                                  portion of the daily net assets exceeding $1
                                                                                  billion.

- BALANCED GROWTH PORTFOLIO             05/31/97, as amended on                   0.60% of the daily net assets.
                                        03/02/98, 05/01/98,
                                        05101100

- CAPITAL OPPORTUNITIES PORTFOLIO       05/31/97, as amended on                   0.75% of the daily net assets.
                                        03/02/98, 05/01/98,
                                        05/01/00

- DEVELOPING GROWTH PORTFOLIO           05/31/97, as amended on                   0.50% of the daily net assets.
                                        03/02/98, 05/01/98,
                                        05/01/00

- DIVIDEND GROWTH PORTFOLIO             05/31/97, as amended on                   0.625% of the portion of the daily net assets
                                        03/02/98, 05/01/98,                       not exceeding $500 million; 0.50% of the portion
                                        05/01/00                                  of the daily net assets exceeding $500 million
                                                                                  but not exceeding $1 billion; and 0.475% of the
                                                                                  portion of the daily net assets exceeding $1
                                                                                  billion.

- GLOBAL EQUITY PORTFOLIO               05/31/97, as amended on                   1.00% of the daily net assets.
                                        03/02/98, 05/01/98,
                                        05/01/00

 - GROWTH PORTFOLIO                     05/31/97, as amended on                   0.80% of the daily net assets.
                                        03/02/98, 05/01/98,
                                        05/01/00

- UTILITIES PORTFOLIO                   05/31/97, as amended on                   0.65% of the daily net assets.
                                        03/02/98, 05/01/98,
                                        05/01/00

- VALUE-ADDED MARKET PORTFOLIO          05/31/97, as amended on                   0.50% of the daily net assets.
                                        04/30/98

Morgan Stanley S&P 500 Index Fund       07/28/97, as amended on                   0.20% of the daily net assets.
                                        04/30/98, 05/01/99,
                                        05/01/04                                  The Investment Manager has agreed, pursuant to
                                                                                  this Investment Management Agreement with the
                                                                                  Fund, to assume the Fund's operating expenses
                                                                                  (except for brokerage and 12b-1 Fees) to the
                                                                                  extent such operating expenses exceed on an
                                                                                  annualized basis 0.40% of the average daily net
                                                                                  assets of the Fund, and will continue to do so
                                                                                  on a permanent basis.

Morgan Stanley Small-Mid Special Value  04/04/02                                  0.75% of the daily net assets.
Fund

Morgan Stanley Special Growth Fund      06/28/99, as amended on                   1.00% of the portion of daily net assets not
                                        05/01/00                                  exceeding $1.5 billion; and 0.95% of the portion
                                                                                  of daily net assets exceeding $1.5 billion.

                                        EFFECTIVE DATE OF
EQUITY, BALANCED AND ASSET              AGREEMENT AND
ALLOCATION FUNDS                        ANY AMENDMENTS                            INVESTMENT MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Special Value Fund       05/31/97, as amended on                   0.75% of the portion of the daily net assets not
                                        04/30/98, 05/01/99                        exceeding $500 million; 0.725% of the portion of
                                        05/01/02                                  daily net assets exceeding $500 million but not
                                                                                  exceeding $1.0 billion; and 0.70% of the portion
                                                                                  of daily net assets exceeding $1.0 billion.

Morgan Stanley Strategist Fund          05/31/97, as amended on                   0.60% of the portion of the daily net assets not
                                        05/01/98, 05/01/00                        exceeding $500 million; 0.55% of the portion of
                                                                                  the daily net assets exceeding $500 million but
                                                                                  not exceeding $1 billion; 0.50% of the portion
                                                                                  of the daily net assets exceeding $1 billion but
                                                                                  not exceeding $1.5 billion; 0.475% of the
                                                                                  portion of the daily net assets exceeding $1.5
                                                                                  billion but not exceeding $2 billion; 0.45% of
                                                                                  the portion of the daily net assets exceeding $2
                                                                                  billion but not exceeding $3 billion; and 0.425%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $3 billion.

Morgan Stanley Total Market Index       07/21/ 99, as amended on                  0.20% of the daily net assets.
Fund                                    05/01/04

Morgan Stanley Total Return Trust       06/28/99, as amended on                   0.75% of the portion of daily net assets not
                                        05/01/00, 05/01/01                        exceeding $500 million; 0.725% of the portion of
                                                                                  daily net assets exceeding $500 million but not
                                                                                  exceeding $1 billion; and 0.70% of the portion
                                                                                  of daily net assets exceeding $1 billion.

Morgan Stanley Utilities Fund           05/31/97, as amended on                   0.65% of the portion of the daily net assets not
                                        04/30/98                                  exceeding $500 million; 0.55% of the portion of
                                                                                  the daily net assets exceeding $500 million but
                                                                                  not exceeding $1 billion; 0.525% of the portion
                                                                                  of the daily net assets exceeding $1 billion but
                                                                                  not exceeding $1.5 billion; 0.50% of the portion
                                                                                  of the daily net assets exceeding $1.5 billion
                                                                                  but not exceeding $2.5 billion; 0.475% of the
                                                                                  portion of the daily net assets exceeding $2.5
                                                                                  billion but not exceeding $3.5 billion; 0.45% of
                                                                                  the portion of the daily net assets exceeding
                                                                                  $3.5 but not exceeding $5 billion; and 0.425% of
                                                                                  the daily net assets exceeding $5 billion.

Morgan Stanley Value-Added Market       05/31/97, as amended on                   0.50% of the portion of the daily net assets not
Series                                  05/01/98                                  exceeding $500 million; 0.45% of the portion of
                                                                                  the daily net assets exceeding $500 million but
                                                                                  not exceeding $1 billion; 0.425% of the portion
                                                                                  of the daily net assets exceeding $1.0 billion
                                                                                  but not exceeding $2.0 billion; and 0.40% of the
                                                                                  portion of the daily net assets exceeding $2
                                                                                  billion.

Morgan Stanley Value Fund               07/22/98, as amended on                   0.500% of the first $1 billion of daily net
                                        05/01/02, 05/01/04                        assets; 0.450% of the second $1 billion of daily
                                                                                  net assets; 0.400% of the third $1 billion of
                                                                                  daily net assets; and 0.350% of the daily net
                                                                                  assets exceeding $3 billion.

Morgan Stanley Variable Investment
Series-

                                        EFFECTIVE DATE OF
EQUITY, BALANCED AND ASSET              AGREEMENT AND
ALLOCATION FUNDS                        ANY AMENDMENTS                            INVESTMENT MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
- AGGRESSIVE EQUITY PORTFOLIO           05/31/97, as amended on                   0.75% of the daily net assets.
                                        05/01/98, 05/01/99,
                                        05/01/00

- DIVIDEND GROWTH PORTFOLIO             05/31/97, as amended on                   0.625% of the portion of the daily net assets
                                        05/01/98, 05/01/99,                       not exceeding $500 million; 0.50% of the portion
                                        05/01/00                                  of the daily net assets exceeding $500 million
                                                                                  but not exceeding $1 billion; 0.475% of the
                                                                                  portion of the daily net assets exceeding $1.0
                                                                                  billion but not exceeding $2.0 billion; 0.45% of
                                                                                  the portion of the daily net assets exceeding $2
                                                                                  billion but not exceeding $3 billion; and 0.425%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $3 billion.

- EQUITY PORTFOLIO                      05/31/97, as amended on                   0.50% of the portion of the daily net assets not
                                        05/01/98, 05/01/99,                       exceeding $1 billion; 0.475% of the portion of
                                        05/01/00                                  the daily net assets exceeding $1 billion but
                                                                                  not exceeding $2 billion; and 0.45% of the
                                                                                  portion of the daily net assets exceeding $2
                                                                                  billion.

- EUROPEAN GROWTH PORTFOLIO             05/31/97, as amended on                   0.95% of the portion of the daily net assets not
                                        05/01/98, 05/01/99,                       exceeding $500 million; and 0.90% of the portion
                                        05/01/00                                  of the daily net assets exceeding $500 million.

- GLOBAL ADVANTAGE PORTFOLIO            05/31/97, as amended on                   0.65% of the daily net assets.
                                        05/01/98, 05/01/99,
                                        05/01/00

- GLOBAL DIVIDEND GROWTH PORTFOLIO      05/31/97, as amended on                   0.75% of the portion of the daily net assets not
                                        05/01/98, 05/01/99,                       exceeding $1 billion; and 0.725% of the portion
                                        05/01/00                                  of daily net assets exceeding $1 billion.

- INCOME BUILDER PORTFOLIO              05/31/97, as amended on                   0.75% of the daily net assets.
                                        05/01/98, 05/01/99,
                                        05/01/00

- INFORMATION PORTFOLIO                 05/31/97, as amended on                   0.75% of the daily net assets.
                                        05/01/98, 05/01/99,
                                        05/01/00

- PACIFIC GROWTH PORTFOLIO              05/31/97, as amended on                   0.95% of the daily net assets.
                                        05/01/98, 05/01/99,
                                        05/01/00

- S&P 500 INDEX PORTFOLIO               05/31/97, as amended on                   0.20% of the daily net assets.
                                        05/01/98, 05/01/99,
                                        05/01/00, 05/01/04                        The Investment Manager has agreed under its
                                                                                  Management Agreement with the Fund to cap the
                                                                                  Fund's operating expenses (except for brokerage
                                                                                  and 12b-1 fees) by assuming the Fund's "other
                                                                                  expenses" and/or waiving its management fees to
                                                                                  the extent such operating expenses exceed on an
                                                                                  annualized basis 0.40% of the average daily net
                                                                                  assets of the Fund, which may reduce the
                                                                                  investment management fee below 0.20% of the
                                                                                  Fund's average daily net assets.

                                        EFFECTIVE DATE OF
EQUITY, BALANCED AND ASSET              AGREEMENT AND
ALLOCATION FUNDS                        ANY AMENDMENTS                            INVESTMENT MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
- STRATEGIST PORTFOLIO                  05/31/97, as amended on                   0.50% of the portion of the daily net assets not
                                        05/01/98, 05/01/99,                       exceeding $1.5 billion; and 0.475% of the
                                        05/01/00                                  portion of the daily net assets exceeding $1.5
                                                                                  billion.

- UTILITIES PORTFOLIO                   05/31/97, as amended on                   0.65% of the portion of the daily net assets not
                                        05/01/98, 05/01/99,                       exceeding $500 million; 0.55% of the portion of
                                        05/01/00                                  the daily net assets exceeding $500 million but
                                                                                  not exceeding $1 billion; and 0.525% of the
                                                                                  portion of the daily net assets exceeding $1
                                                                                  billion.

MONEY MARKET FUNDS

Active Assets California Tax-Free       05/31/97, as amended on                   0.50% of the portion of the daily net assets not
Trust                                   04/30/98                                  exceeding $500 million; 0.425% of the portion of
                                                                                  the daily net assets exceeding $500 million but
                                                                                  not exceeding $750 million; 0.375% of the
                                                                                  portion of the daily net assets exceeding $750
                                                                                  million but not exceeding $1 billion; 0.35% of
                                                                                  the portion of the daily net assets exceeding $1
                                                                                  billion but not exceeding $1.5 billion; 0.325%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $1.5 billion but not exceeding $2 billion; 0.30%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $2 billion but not exceeding $2.5 billion;
                                                                                  0.275% of the portion of the daily net assets
                                                                                  exceeding $2.5 billion but not exceeding $3
                                                                                  billion; 0.25% of the portion of the daily net
                                                                                  assets exceeding $3 billion

Active Assets Government Securities     05/31/97, as amended on                   0.50% of the portion of the daily net assets not
Trust                                   04/30/98                                  exceeding $500 million; 0.425% of the portion of
                                                                                  the daily net assets exceeding $500 million but
                                                                                  not exceeding $750 million; 0.375% of the
                                                                                  portion of the daily net assets exceeding $750
                                                                                  million but not exceeding $1 billion; 0.35% of
                                                                                  the portion of the daily net assets exceeding $1
                                                                                  billion but not exceeding $1.5 billion; 0.325%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $1.5 billion but not exceeding $2 billion; 0.30%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $2 billion but not exceeding $2.5 billion;
                                                                                  0.275% of the portion of the daily net assets
                                                                                  exceeding $2.5 billion but not exceeding $3
                                                                                  billion; 0.25% of the portion of the daily net
                                                                                  assets exceeding $3 billion.

Active Assets Institutional Government  03/08/02                                  0.15% of the daily net assets.
Securities Trust
                                                                                  On an ongoing basis, the Investment Manager has
                                                                                  agreed under its Management Agreement with the
                                                                                  Fund to assume Fund operating expenses (except
                                                                                  for brokerage fees) to the extent that such
                                                                                  operating expenses exceed on an annualized basis
                                                                                  0.20% of the average daily net assets of the
                                                                                  Fund. This may reduce the investment management
                                                                                  fee below 0.15% for the Fund.

                                        EFFECTIVE DATE OF
                                        AGREEMENT AND
MONEY MARKET FUNDS                      ANY AMENDMENTS                            INVESTMENT MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
Active Assets Institutional Money       01/06/00                                  0.15% of the daily net assets.
Trust
                                                                                  On an ongoing basis, the Investment Manager has
                                                                                  agreed under its Management Agreement with the
                                                                                  Fund to assume Fund operating expenses (except
                                                                                  for brokerage fees) to the extent that such
                                                                                  operating expenses exceed on an annualized basis
                                                                                  0.20% of the average daily net assets of the
                                                                                  Fund. This may reduce the investment management
                                                                                  fee below 0.15% for the Fund.

Active Assets Money Trust               05/31/97, as amended on                   0.50% of the portion of the daily net assets not
                                        04/30/98, 05/01/99,                       exceeding $500 million; 0.425% of the portion of
                                        05/01/01, 05/01/02                        the daily net assets exceeding $500 million but
                                                                                  not exceeding $750 million; 0.375% of the
                                                                                  portion of the daily net assets exceeding $750
                                                                                  million but not exceeding $1 billion; 0.35% of
                                                                                  the portion of the daily net assets exceeding $1
                                                                                  billion but not exceeding $1.5 billion; 0.325%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $1.5 billion but not exceeding $2 billion; 0.30%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $2 billion but not exceeding $2.5 billion;
                                                                                  0.275% of the portion of the daily net assets
                                                                                  exceeding $2.5 billion but not exceeding $3
                                                                                  billion; 0.25% of the portion of the daily net
                                                                                  assets exceeding $3 billion; 0.249% of the
                                                                                  portion of daily net assets exceeding $15
                                                                                  billion but not exceeding $17.5 billion; and
                                                                                  0.248% of the portion of daily net assets
                                                                                  exceeding $17.5 billion but not exceeding $25
                                                                                  billion; and 0.247% of the portion of daily net
                                                                                  assets exceeding $25 billion but not exceeding
                                                                                  $30 billion; and 0.246% of the portion of daily
                                                                                  net assets exceeding $30 billion.

Active Assets Tax-Free Trust            05/31/97, as amended on                   0.50% of the portion of the daily net assets not
                                        04/30/98                                  exceeding $500 million; 0.425% of the portion of
                                                                                  the daily net assets exceeding $500 million but
                                                                                  not exceeding $750 million; 0.375% of the
                                                                                  portion of the daily net assets exceeding $750
                                                                                  million but not exceeding $1 billion; 0.35% of
                                                                                  the portion of the daily net assets exceeding $1
                                                                                  billion but not exceeding $1.5 billion; 0.325%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $1.5 billion but not exceeding $2 billion; 0.30%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $2 billion but not exceeding $2.5 billion;
                                                                                  0.275% of the portion of the daily net assets
                                                                                  exceeding $2.5 billion but not exceeding $3
                                                                                  billion; 0.25% of the portion of the daily net
                                                                                  assets exceeding $3 billion; 0.249% of the
                                                                                  portion of daily net assets exceeding $15
                                                                                  billion.

                                        EFFECTIVE DATE OF
                                        AGREEMENT AND
MONEY MARKET FUNDS                      ANY AMENDMENTS                            INVESTMENT MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley California Tax- Free     05/31/97, as amended on                   0.50% of the portion of the daily net assets not
Daily Income Trust                      04/30/98                                  exceeding 500 million; 0.425% of the portion of
                                                                                  the daily net assets exceeding $500 million but
                                                                                  not exceeding $750 million; 0.375% of the
                                                                                  portion of the daily net assets exceeding $750
                                                                                  million but not exceeding $1 billion; 0.35% of
                                                                                  the portion of the daily net assets exceeding $1
                                                                                  billion but not exceeding $1.5 billion; 0.325%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $1.5 billion but not exceeding $2 billion; 0.30%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $2 billion but not exceeding $2.5 billion;
                                                                                  0.275% of the portion of the daily net assets
                                                                                  exceeding $2.5 billion but not exceeding $3
                                                                                  billion; and 0.25% of the portion of the daily
                                                                                  net assets exceeding $3 billion.

Morgan Stanley Liquid Asset Fund Inc.   05/31/97, as amended on                   0.50% of the portion of the daily net assets not
                                        04/30/98, 05/01/01,                       exceeding $500 million; 0.425% of the portion of
                                        05/01/02                                  the daily net assets exceeding $500 million but
                                                                                  not exceeding $750 million; 0.375% of the
                                                                                  portion of the daily net assets exceeding $750
                                                                                  million but not exceeding $1 billion; 0.35% of
                                                                                  the portion of the daily net assets exceeding $1
                                                                                  billion but not exceeding $1.35 billion; 0.325%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $1.35 billion but not exceeding $1.75 billion;
                                                                                  0.30% of the portion of the daily net assets
                                                                                  exceeding $1.75 billion but not exceeding $2.15
                                                                                  billion; 0.275% of the portion of the daily net
                                                                                  assets exceeding $2.15 billion but not exceeding
                                                                                  $2.5 billion; 0.25% of the portion of the daily
                                                                                  net assets exceeding $2.5 billion but not
                                                                                  exceeding $15 billion; 0.249% of the portion of
                                                                                  the daily net assets exceeding $15 billion but
                                                                                  not exceeding $17.5 billion; 0.248% of the
                                                                                  portion of the daily net assets exceeding $17.5
                                                                                  billion but not exceeding $25 billion; 0.247% of
                                                                                  the portion of the daily net assets exceeding
                                                                                  $25 billion but not exceeding $30 billion; and
                                                                                  0.246% of the portion of daily net assets
                                                                                  exceeding $30 billion.

Morgan Stanley New York Municipal       05/31/97, as amended on 04/30/98          0.50% of the portion of the daily net assets not
Money  Market Trust                                                               exceeding $500 million; 0.425% of the portion of
                                                                                  the daily net assets exceeding $500 million but
                                                                                  not exceeding $750 million; 0.375% of the
                                                                                  portion of the daily net assets exceeding $750
                                                                                  million but not exceeding $1 billion; 0.35% of
                                                                                  the portion of the daily net assets exceeding $1
                                                                                  billion but not exceeding $1.5 billion; 0.325%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $1.5 billion but not exceeding $2 billion; 0.30%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $2 billion but not exceeding $2.5 billion;
                                                                                  0.275% of the portion of the daily net assets
                                                                                  exceeding $2.5 billion but not exceeding $3
                                                                                  billion; and 0.25% of the portion of the daily
                                                                                  net assets exceeding $3 billion.

                                        EFFECTIVE DATE OF
                                        AGREEMENT AND
MONEY MARKET FUNDS                      ANY AMENDMENTS                            INVESTMENT MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Select Dimensions        05/31/97, as amended on                   0.50% of the daily net assets.
Investment Series-                      03/02/98, 05/01/98,
                                        05/01/00
- MONEY MARKET PORTFOLIO

Morgan Stanley Tax-Free Daily Income    05/31/97, as amended on                   0.50% of the portion of the daily net assets not
Trust                                   04/30/98                                  exceeding 500 million; 0.425% of the portion of
                                                                                  the daily net assets exceeding $500 million but
                                                                                  not exceeding $750 million; 0.375% of the
                                                                                  portion of the daily net assets exceeding $750
                                                                                  million but not exceeding $1 billion; 0.35% of
                                                                                  the portion of the daily net assets exceeding $1
                                                                                  billion but not exceeding $1.5 billion; 0.325%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $1.5 billion but not exceeding $2 billion; 0.30%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $2 billion but not exceeding $2.5 billion;
                                                                                  0.275% of the portion of the daily net assets
                                                                                  exceeding $2.5 billion but not exceeding $3
                                                                                  billion; and 0.25% of the portion of the daily
                                                                                  net assets exceeding $3 billion.

Morgan Stanley U.S. Government Money    05/31/97, as amended on                   0.50% of the portion of the daily net assets not
Market Trust                            04/30/98                                  exceeding $500 million; 0.425% of the portion of
                                                                                  the daily net assets exceeding $500 million but
                                                                                  not exceeding $750 million; 0.375% of the
                                                                                  portion of the daily net assets exceeding $750
                                                                                  million but not exceeding $1 billion; 0.35% of
                                                                                  the portion of the daily net assets exceeding $1
                                                                                  billion but not exceeding $1.5 billion; 0.325%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $1.5 billion but not exceeding $2 billion; 0.30%
                                                                                  of the portion of the daily net assets exceeding
                                                                                  $2 billion but not exceeding $2.5 billion;
                                                                                  0.275% of the portion of the daily net assets
                                                                                  exceeding $2.5 billion but not exceeding $3
                                                                                  billion; and 0.25% of the portion of the daily
                                                                                  net assets exceeding $3 billion.

Morgan Stanley Variable Investment      05/31/97, as amended on                   0.50% of the portion of the daily net assets not
Series-                                 05/01/98, 05/01/99,                       exceeding $500 million; 0.425% of the portion of
                                        05/01/00                                  the daily net assets exceeding $500 million but
- MONEY MARKET PORTFOLIO                                                          not exceeding $750 million; and 0.375% of the
                                                                                  portion of the daily net assets exceeding $750
                                                                                  million.

II. CLOSED-END FUNDS: Monthly compensation calculated weekly by applying the following annual Rates to a fund's weekly net assets (except as indicated):

Morgan Stanley California Insured       05/31/97                                  0.35% of the average weekly net assets.
Municipal Income Trust

Morgan Stanley California Quality       05/31/97                                  0.35% of the average weekly net assets.
Municipal Securities

Morgan Stanley Government Income Trust  05/31/97                                  0.50% of the average weekly net assets.

Morgan Stanley Income Securities        05/31/97                                  0.50% of the average weekly net assets.
Inc. (Maryland corporation)

Morgan Stanley Insured California       05/31/97                                  0.35% of the average weekly net assets.
Municipal Securities

Morgan Stanley Insured Municipal Bond   05/31/97                                  0.35% of the average weekly net assets.
Trust

Morgan Stanley Insured Municipal        05/31/97                                  0.35% of the average weekly net assets.
Income Trust

Morgan Stanley Insured Municipal        05/31/97                                  0.35% of the average weekly net assets.
Securities

Morgan Stanley Insured Municipal Trust  05/31/97                                  0.35% of the average weekly net assets.

Morgan Stanley New York Quality         05/31/97                                  0.35% of the average weekly net assets.
Municipal Securities

Morgan Stanley Quality Municipal        05/31/97                                  0.35% of the average weekly net assets.
Securities

Morgan Stanley Quality Municipal        05/31/97                                  0.35% of the average weekly net assets.
Income Trust

Morgan Stanley Quality Municipal        05/31/97                                  0.35% of the average weekly net assets.
Investment Trust

                                     ANNEX 1

LIST OF FUNDS FOR WHICH THE CURRENT INVESTMENT MANAGEMENT AGREEMENT SPECIFIES
SECTION 2 IS APPLICABLE:

Morgan Stanley Allocator Fund

Morgan Stanley Biotechnology Fund

Morgan Stanley Capital Opportunities Trust

Morgan Stanley Fundamental Value Fund

Morgan Stanley Growth Fund

Morgan Stanley International Fund

Morgan Stanley International Value Equity Fund

Morgan Stanley KLD Social Index Fund

Morgan Stanley Latin American Growth Fund

Morgan Stanley Mid-Cap Value Fund

Morgan Stanley Nasdaq-100 Index Fund

Morgan Stanley Select Dimensions Investment Series

Morgan Stanley Small-Mid Special Value Fund

Morgan Stanley Special Growth Fund

Morgan Stanley Total Return Trust

                                     ANNEX 2

LIST OF CLOSED-END FUNDS FOR WHICH THE LIQUIDATION PREFERENCE OF ANY PREFERRED SHARES ISSUED BY SUCH FUND WILL NOT BE DEDUCTED FROM THE FUND'S TOTAL ASSETS FOR PURPOSES OF CALCULATING THE MANAGEMENT FEE:

Morgan Stanley California Insured Municipal Income Trust

Morgan Stanley California Quality Municipal Securities

Morgan Stanley Insured Municipal Bond Trust

Morgan Stanley Insured Municipal Income Trust

Morgan Stanley Insured Municipal Trust

Morgan Stanley New York Quality Municipal Securities

Morgan Stanley Quality Municipal Income Trust

Morgan Stanley Quality Municipal Investment Trust

Morgan Stanley Quality Municipal Securities

                                     ANNEX 3

LIST OF FUNDS FOR WHICH THE CURRENT INVESTMENT MANAGEMENT AGREEMENT SPECIFIES THAT SECTION 8 IS APPLICABLE AND ANY FUND-SPECIFIC OPERATING EXPENSE LIMITATION:

Active Assets California Tax-Free Trust

Active Assets Government Securities Trust

Active Assets Money Trust

Active Assets Tax-Free Trust

Morgan Stanley American Opportunities Fund

Morgan Stanley Balanced Growth Fund

Morgan Stanley California Tax-Free Daily Income Trust

Morgan Stanley California Tax-Free Income Fund

Morgan Stanley Capital Opportunities Trust

Morgan Stanley Convertible Securities Trust

Morgan Stanley Developing Growth Securities Trust

Morgan Stanley Dividend Growth Securities Inc.

Morgan Stanley European Growth Fund Inc.

Morgan Stanley Federal Securities Trust

Morgan Stanley Global Dividend Growth Securities

Morgan Stanley Global Utilities Fund

Morgan Stanley Government Income Trust

          (a) 1 1/2 % of the first $30 million of the average weekly net assets of the Fund during such year and 1 % of such average weekly net assets in excess of $30 million; or

          (b) 25% of the Fund's gross income for such year, the Investment Manager will pay to the Fund the greater of the excess as computed under (a) or (b).

Morgan Stanley Growth Fund

Morgan Stanley Hawaii Municipal Trust

Morgan Stanley Health Sciences Trust

Morgan Stanley High Yield Securities Inc.

Morgan Stanley Income Builder Fund

Morgan Stanley Income Securities Inc.

          (a) 1 1/2 % of the first $30 million of the average weekly net assets of the Fund during such year and 1 % of such average weekly net assets in excess of $30 million; or

          (b) 25% of the Fund's gross income for such year, the Investment Manager will pay to the Fund the greater of the excess as computed under (a) or (b).

Morgan Stanley Information Fund

Morgan Stanley International SmallCap Fund

Morgan Stanley Japan Fund

Morgan Stanley Latin American Growth Fund

Morgan Stanley Limited Duration Fund

Morgan Stanley Limited Duration U.S. Treasury Trust

Morgan Stanley Limited Term Municipal Trust

Morgan Stanley Liquid Asset Fund Inc.

Morgan Stanley Multi-State Municipal Series Trust

Morgan Stanley Natural Resource Development Securities Inc.

Morgan Stanley New York Municipal Money Market Trust

Morgan Stanley Pacific Growth Fund Inc.

Morgan Stanley Select Dimensions Investment Series:

          American Opportunities Portfolio, Balanced Growth Portfolio, Developing Growth Portfolio, Dividend Growth Portfolio, Flexible Income Portfolio, Global Equity Portfolio, Growth Portfolio, Money Market Portfolio, Utilities Portfolio, or Value-Added Market
          Portfolio:

               2.5% of the average daily net assets of such Portfolio up to $30 million, 2.0% of the next $70 million and 1.5% of the average daily net assets of such Portfolio in excess of $100 million

Morgan Stanley Special Growth Fund

Morgan Stanley Special Value Fund

Morgan Stanley Strategist Fund

Morgan Stanley Tax-Exempt Securities Trust

Morgan Stanley Tax-Free Daily Income Trust

Morgan Stanley Total Return Trust

Morgan Stanley U.S. Government Securities Trust

Morgan Stanley Utilities Fund

Morgan Stanley Value-Added Market Series

Morgan Stanley Variable Investment Series:

          Dividend Growth Portfolio, Equity Portfolio, High Yield Portfolio, Money Market Portfolio, Quality Income Plus Portfolio, Strategist Portfolio, or Utilities Portfolio:

               1.5% of the average daily net assets of such Portfolio up to $30 million and 1.0% of the average daily net assets of such Portfolio in excess of $30 million

          European Growth Portfolio, Global Dividend Growth Portfolio, or Pacific Growth Portfolio:

               2.5% of the average daily net assets of such Portfolio up to $30 million, 2.0% of the next $70 million and 1.5% of the average daily net assets of such Portfolio in excess of $100 million